EXHIBIT 32.2



                                CERTIFICATION
             PURSUANT TO 18 U.S.C. SECTION1350, AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yizhong Wu, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 15, 2004



/s/ Yizhong Wu
-------------------------------
Yizhong Wu, Vice President and
Chief Financial Officer